AMENDMENT AGREEMENT NO. 2

                      to that certain

                 REVOLVING CREDIT AGREEMENT


     This AMENDMENT NO. 2 (this "Amendment"), dated as of September 25, 1996, is by and among TRICO MARINE OPERATORS, INC. ("Marine Operators"), TRICO MARINE ASSETS, INC. ("Marine Assets") (each of Marine Operators and Marine Assets is referred to herein as a "Borrower" and collectively as the "Borrowers"), TRICO MARINE SERVICES, INC. (the "Parent"), THE FIRST NATIONAL BANK OF BOSTON, HIBERNIA NATIONAL BANK, FIRST NATIONAL BANK OF COMMERCE and such other lending institutions as may become parties to the Credit Agreement referred to below (collectively, the "Banks") and THE FIRST NATIONAL BANK OF BOSTON as agent for the Banks (the "Agent").

     WHEREAS, the Borrowers, the Parent, the Banks and the Agent are parties to that certain Revolving Credit Agreement, dated as of July 26, 1996 (as heretofore and hereafter amended, restated, modified or supplemented and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks, upon certain terms and conditions, have agreed to make loans to the Borrowers; and

     WHEREAS,  the  Borrowers and the Parent have  requested
the Agent and the Banks  to  provide  the  Borrowers  with a
letter   of   credit  facility  under  the  existing  Credit
Agreement; and

     WHEREAS, the Borrowers and the Parent have requested that certain other terms and provisions of the Credit
Agreement be amended;

     WHEREAS, the Agent and the Banks, subject to the terms and provisions hereof, have agreed to amend the Credit
Agreement in order to provide for the foregoing matters; and

     WHEREAS,  capitalized   terms  which  are  used  herein
without  definition  and which are  defined  in  the  Credit
Agreement shall have the same meanings herein as in the Credit Agreement;

     NOW THEREFORE, the parties hereto hereby agree as follows:

     1. Amendment to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section
4 hereof, the Credit Agreement is hereby amended as follows:

     1.1.   New  Definitions.   Section  1  of  the  Credit
Agreement is hereby amended by adding the following new definitions to Section 1 in the appropriate places in the alphabetical sequence:

     Letter of Credit.  See 4.1.1.

     Letter of Credit Application.  See 4.1.1.

     Letter of Credit Fee(s).  See 4.6.

     Letter of Credit Participation.  See 4.1.4.

     Maximum Drawing Amount. The maximum aggregate amount from time to time that the beneficiaries may draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

     Reimbursement Obligation. The Borrowers' obligation to reimburse the Agent and the Banks on account of any drawing under any Letter of Credit as provided in Section 4.2.

     Uniform Customs. With respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, or any successor version thereof adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

     Unpaid  Reimbursement  Obligation.   Any  Reimbursement
Obligation for which the Borrowers do not reimburse the Agent and the Banks on the date specified in, and in accordance with, Section 4.2.

     1.2. Changes in Certain Definitions.  Section 1 of the
Credit Agreement is hereby further amended by amending certain definitions therein.

     (a) The definition of "Commitment" is hereby deleted in its entirety and replaced with the following:

          Commitment. With respect to each Bank, the amount set forth on Schedule 1.1 attached hereto as the amount of such Bank's commitment to make Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrowers, as the same may be reduced from time to time pursuant to
     2.3 hereof; or if such commitment is terminated pursuant to the provisions hereof, zero.

     (b)  The  definition  of  "Commitment   Percentage"  is
hereby deleted in its entirety and replaced with the following:

          Commitment Percentage. With respect to each Bank, the amount set forth on Schedule 1.1 attached hereto as such Bank's percentage of the Total Commitment.

     (c) The definition of "Funded Debt" is hereby deleted in its entirety and replaced with the following:

          Funded Debt. Without duplication and with respect to any Person and as at any date of determination, the aggregate amount of Indebtedness of such Person for borrowed money (other than short-term trade credit incurred in the ordinary course of business), the deferred purchase price of assets (other than short-term trade credit incurred in the ordinary course of business), Reimbursement Obligations (contingent or otherwise) in respect of Letters of Credit, and Capitalized Leases.

     (d) The definition of "Loan Documents" is hereby deleted in its entirety and replaced with the following:

          Loan    Documents.     Collectively,    this
     Agreement,  the   Notes,  the  Letter  of  Credit
     Applications, the Letters of Credit, the Security
     Documents, and the Fee Letter.

     (e) The definition of "Obligations" is hereby deleted in its entirety and replaced with the following:

          Obligations.  All  indebtedness,  obligations
     and  liabilities  of the Borrowers to any  of  the
     Banks and the Agent, individually or collectively,
     existing on the date  of this Agreement or arising
     thereafter, direct or indirect,  joint or several,
     absolute  or  contingent,  matured  or  unmatured,
     liquidated or unliquidated, secured or  unsecured,
     arising   by   contract,   operation   of  law  or
     otherwise,   arising   or   incurred   under  this
     Agreement or the other Loan Documents or in respect of any of the Loans made or Reimbursement
     Obligations incurred or any of the Notes, Letter of Credit Applications, Letters of Credit or other instruments at any time evidencing any thereof.

     1.3 Commitment to Lend.   Section  2.1  of  the Credit
Agreement is hereby amended by inserting, in the sixth line thereof, the words "minus such Bank's Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations," after the words "Bank's Commitment," occurring at the end of such line. Section 2.1 is hereby further amended by inserting, in the eighth line thereof, the words "plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations" between the words "(after giving effect to all amounts requested)" and the words "shall not at any time exceed".

     1.4.  Commitment  Fees.   Section  2.2  of  the Credit
Agreement is hereby amended by inserting, in the fifth line thereof, the words "minus the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations" between the words "Total Commitment" and the words "exceeds the outstanding amount".

     1.5.  Loans  to Cover Reimbursement Obligations.   The
Credit Agreement shall be amended by inserting the following new Section 2.6A between the end of existing Section 2.6 and the beginning of existing Section 2.7:

          2.6A.   Loans    to    Cover   Reimbursement
     Obligations.   Notwithstanding   the   notice  and
     minimum  amount  requirements set forth in  2.6.,
     the Agent shall, unless  otherwise  instructed  by
     the Majority Banks and subject to the satisfaction
     of  the conditions set forth herein, make Loans to
     the Borrowers on the date that any draft presented
     under  any  Letter  of  Credit  is  honored by the
     Agent,  or  any date on which the Agent  otherwise
     makes a payment with respect thereto, in an amount
     sufficient to  pay  in full the obligations of the
     Borrowers under Section 4.2 in respect of the honor
     of such draft or the making of such payment.   The
     Borrowers hereby request  and  authorize the Agent
     to make from time to time such Loans  by  means of
     appropriate  entries  in the books and records  of
     the Agent and to notify  the Banks of the date and
     amount   of   any  such  Loans.    The   Borrowers
     acknowledge and  agree  that  the  making  of such
     Loans  shall,  in  each  case,  be  subject in all
     respects to the provisions of this Agreement as if
     they   were   Loans  covered  by  a  Loan  Request
     including the limitations set forth in Section 2.1 and the requirement that the applicable provisions of Section 12 be satisfied. Absent manifest error on the part of the Agent, all actions taken by the Agent pursuant to the provisions of this Section 2.6A shall be conclusive and binding on the Borrowers.
     Loans made pursuant to this Section 2.6A shall be Base Rate Loans (subject to conversion pursuant to Section 2.7 hereof) and shall bear interest at the rate provided for Loans in Section 2.5 hereof.
     Each of the Banks hereby acknowledges and agrees that a Loan made by the Agent pursuant to this
     Section 2.6A shall (i) be subject in all respects to the provisions of this Agreement (including, without limitation, Section 2.8 hereof) and (ii) obligate each Bank to advance to the Agent the amount of such Bank's Commitment Percentage of such Loan.

     1.6. Funding Procedures.  Section 2.8.1  of the Credit
Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

     Not later  than  11  o'clock a.m. (Boston time) on
     (i) the proposed Drawdown  Date  of  any  Loans or
     (ii)  the date that any draft presented under  any
     Letter  of  Credit  is honored by the Agent, or on
     any  date  on  which  the  Agent  otherwise  makes
     payment with respect thereto,  and  in  connection
     therewith the Agent makes Loans on behalf  of  the
     Banks  to  the Borrowers pursuant to Section 2.6A hereof,
     each of the  Banks  will  make  available  to  the
     Agent,    at    100    Federal   Street,   Boston,
     Massachusetts   02110,  in  immediately  available
     funds,  the  amount  of  such   Bank's  Commitment
     Percentage of such Loans made or to be made on such date.

     1.7. Mandatory Prepayments of Loans. Section 3.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          3.2. Mandatory Repayments  of Loans.  If at
     any time the sum of the outstanding amount of the
     Loans, the Maximum Drawing Amount  and all Unpaid
     Reimbursement   Obligations  exceeds  the   Total
     Commitment, then  the Borrowers shall immediately
     pay the amount of such  excess  to  the Agent for
     the  respective  accounts  of  the  Lenders   for
     application:   first, to any Unpaid Reimbursement
     Obligations; second,  to the Loans; and third, to
     provide   to  the  Agent  cash   collateral   for
     Reimbursement   Obligations  as  contemplated  by
     Section 4.2(b) and (c). Each payment of any Unpaid
     Reimbursement  Obligations or prepayment of Loans
     shall   be  allocated   among   the   Banks,   in
     proportion,  as  nearly  as  practicable, to each
     Reimbursement Obligation owing  to each such Bank
     or  (as  the  case may be) the respective  unpaid
     principal  amount   of  each  Bank's  Note,  with
     adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

     1.8. The Letters of Credit. The Credit Agreement shall be amended by deleting Section 4 thereof in its entirety and inserting the following new Section 4 in lieu thereof:

          4. LETTERS OF CREDIT.

          4.1.  Letter of Credit Commitment.

               4.1.1.  Commitment  to  Issue Letters of
     Credit.   Subject  to  the  terms  and  conditions
     hereof and the execution and delivery by the Borrowers of a letter of credit application on the
     Agent's  customary  form  (a  "Letter  of   Credit
     Application"),  the  Agent  on behalf of the Banks
     and in reliance upon the agreement  of  the  Banks
     set forth in Section 4.1.4 and upon the representations and warranties of the Borrowers contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrowers
     one   or   more   standby    letters   of   credit
     (individually, a "Letter of Credit"), in such form
     as may be requested from time to time by the Borrowers and agreed to by the Agent; provided,
     however,  that,  after  giving   effect   to  such
     request,  (a)  the  sum  of  the aggregate Maximum
     Drawing   Amount  and  all  Unpaid   Reimbursement
     Obligations  shall  not  exceed Thirty-One Million
     Five Hundred Thousand Dollars ($31,500,000) at any one time and (b) the sum of (i) the Maximum Drawing Amount of all Letters of Credit, (ii) all Unpaid Reimbursement Obligations, and (iii) the amount of all Loans outstanding shall not exceed the Total Commitment.

               4.1.2.   Letter  of Credit Applications.
     Each  Letter  of  Credit  Application   shall   be
     completed to the satisfaction of the Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Agreement, then the provisions of this Agreement shall, to the extent of any such inconsistency, govern.

               4.1.3.   Terms  of  Letters  of  Credit.
     Each  Letter of Credit issued, extended or renewed
     hereunder  shall,  among other things, (a) provide
     for  the  payment  of  sight   drafts   for  honor
     thereunder  when presented in accordance with  the
     terms  thereof   and   when   accompanied  by  the
     documents described therein, (b) have an original expiry date no later than the date which is three hundred sixty-five (365) days from the date of issuance and (c) have a final expiry date no later than the date which is fourteen (14) Business Days prior to the Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs.

               4.1.4.   Reimbursement   Obligations  of
     Banks  Each Bank severally agrees that it shall be
     absolutely   liable,   without   regard   to   the
     occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Bank's Commitment Percentage, to reimburse the Agent on demand for the amount of each draft paid by the Agent under each Letter of Credit to the extent that such amount is not reimbursed by the Borrowers pursuant to Section 4.2
     (such agreement for a Bank being called herein the "Letter of Credit Participation" of such Bank).

               4.1.5.   Participations  of Banks.  Each
     such  payment made by a Bank shall be  treated  as
     the purchase  by  such  Bank  of  a  participating
     interest    in    the   Borrower's   Reimbursement
     Obligation under Section 4.2 in an amount equal to such payment. Each Bank shall share in accordance with its participating interest in any interest which accrues pursuant to Section 4.2.

          4.2.  Reimbursement   Obligation    of   the
     Borrowers.  In order to induce the Agent to issue,
     extend  and  renew  each Letter of Credit and  the
     Banks to participate therein, the Borrowers hereby
     agree to reimburse or  pay  to  the Agent, for the
     account of the Agent or (as the case  may  be) the
     Banks,  with  respect  to  each  Letter  of Credit
     issued,   extended   or   renewed   by  the  Agent
     hereunder,

               (a)   on   each   date  that  any  draft
     presented under such Letter of Credit is honored by the Agent, or the Agent otherwise makes a payment under or pursuant to such Letter of Credit, (i) the amount paid by the Agent under or pursuant to such Letter of Credit (it being understood that such payment to the Agent may, subject to the satisfaction of the conditions set forth therein, be made from the proceeds of a Loan made to the Borrowers pursuant to 2.6A), and (ii) the amount of any customary taxes, fees, charges or other reasonable costs and expenses whatsoever incurred by the Agent or any Bank in connection with any payment made by the Agent or any Bank under, or pursuant to, such Letter of Credit (to the extent the reimbursement and payment of such taxes, fees, charges, costs, or expenses are not otherwise provided for elsewhere in this Agreement and excluding therefrom any amount payable to the Agent by a Bank pursuant to Section 4.3),

               (b)   upon   the   reduction  (but   not
     termination) of the Total Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Agent for the benefit of the Banks and the Agent as cash collateral for the Obligations, and

               (c)  upon  the termination of the  Total
     Commitment    or   the   acceleration    of    the
     Reimbursement Obligations with respect to all Letters of Credit in accordance with Section 13, an amount equal to the then Maximum Drawing Amount of all Letters of Credit, which amount shall be held by the Agent for the benefit of the Lenders and the Agent as cash collateral for the Obligations.

     Each such payment shall be made to the Agent at 100 Federal Street, Boston, Massachusetts 02110, in immediately available funds or (in the case of clause (a)) from the direct application of the proceeds of a Loan made pursuant to 2.6A hereof.
     Interest on any and all amounts remaining unpaid by the Borrowers under this 4.2 at any time from the date such amounts become due and payable
     (whether as stated in this 4.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Agent on demand at the rate specified in Section 5.8 for overdue principal of the Loans.

          4.3.  Letter  of  Credit Payments.   If  any
     draft  shall  be presented  or  other  demand  for
     payment shall be  made under any Letter of Credit,
     the Agent shall notify  the  Borrowers of the date
     and amount of the draft presented  or  demand  for
     payment  and  of the date and time when it expects
     to  pay  such  draft  or  honor  such  demand  for
     payment.  If the  Borrowers  fail to reimburse the
     Agent as provided in 4.2 on or  before  the  date
     that  such  draft is paid or other payment is made
     by the Agent, the Agent may at any time thereafter
     notify the Banks  of the amount of any such Unpaid
     Reimbursement Obligation.  No later than 3:00 p.m.
     (Boston time) on the  Business  Day next following
     the receipt of such notice, each  Bank  shall make
     available  to  the  Agent, at its Head Office,  in
     immediately   available    funds,    such   Bank's
     Commitment Percentage of such Unpaid Reimbursement
     Obligation, together with an amount equal  to  the
     product  of  (a)  the  average,  computed  for the
     period  referred  to  in  clause (c) below, of the
     weighted average interest rate  paid  by the Agent
     for  federal  funds  acquired by the Agent  during
     each day included in such  period,  times  (b) the
     amount  equal to such Bank's Commitment Percentage
     of such Unpaid Reimbursement Obligation, times (c)
     a fraction,  the  numerator of which is the number
     of days that elapse  from  and  including the date
     the Agent paid the draft presented  for  honor  or
     otherwise  made  payment to the date on which such
     Bank's  Commitment   Percentage   of  such  Unpaid
     Reimbursement Obligation shall become  immediately
     available  to  the  Agent, and the denominator  of
     which is 360.  The responsibility  of the Agent to
     the  Borrowers  and  the  Banks shall be  only  to
     determine  that  the  documents   (including  each
     draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

          4.4.  Obligations  Absolute.  The Borrowers'
     obligations under this 4  shall  be  absolute and
     unconditional under any and all circumstances  and
     irrespective  of  the occurrence of any Default or
     Event  of  Default  or   any  condition  precedent
     whatsoever or any setoff,  counterclaim or defense
     to payment which the Borrowers  may  have  or have
     had against the Agent, any Bank or any beneficiary
     of  a  Letter  of  Credit.   The Borrowers further
     agree with the Agent and the Banks that  the Agent
     and  the Banks shall not be responsible  for,  and
     the  Borrowers'  Reimbursement  Obligations  under
     4.2 shall not be affected by, among other things,
     the validity or genuineness of documents or of any
     endorsements   thereon,  even  if  such  documents
     should in fact prove  to be in any or all respects
     invalid,  fraudulent or  forged,  or  any  dispute
     between or among the Borrowers, the beneficiary of
     any Letter  of Credit or any financing institution
     or other party  to  which any Letter of Credit may
     be   transferred  or  any   claims   or   defenses
     whatsoever    of   the   Borrowers   against   the
     beneficiary of  any  Letter  of Credit or any such
     transferee.  The Agent and the  Banks shall not be
     liable  for  any error, omission, interruption  or
     delay in transmission, dispatch or delivery of any
     message  or  advice,   however   transmitted,   in
     connection   with   any  Letter  of  Credit.   The
     Borrowers agree that any action taken or omitted by the Agent or any Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon the Borrowers and shall not result in any liability on the part of the Agent or any Bank to the Borrowers; provided that the Agent or such Bank shall not be grossly negligent in taking or omitting to take any such action.

          4.5.  Reliance by Issuer.  To the extent not
     inconsistent   with   4.4,  the  Agent  shall  be
     entitled to rely, and shall  be fully protected in
     relying   upon,  any  Letter  of  Credit,   draft,
     writing, resolution, notice, consent, certificate,
     affidavit,  letter, cablegram, telegram, telecopy,
     telex or teletype  message,  statement,  order  or
     other  document  believed  by it to be genuine and
     correct and to have been signed,  sent  or made by
     the  proper Person or Persons and upon advice  and
     statements    of    legal   counsel,   independent
     accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Majority Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Majority
     Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Notes or of a Letter of Credit Participation.

          4.6.  Letter  of  Credit Fee.  The Borrowers
     shall pay to the Agent and  the Lenders in respect
     of  each  Letter  of  Credit  the  following  fees
     (collectively, the "Letter of Credit  Fees"):  (a)
     on the date of issuance and on each anniversary of
     issuance  of each Letter of Credit, a fee  payable
     to the Agent,  for  the  accounts  of the Banks in
     accordance   with   their   respective  Commitment
     Percentages, annually in advance, equal to one and one-half percent (1 1/2%) per annum of the face amount of such Letter of Credit provided that, if such Letter of Credit has an expiry date that is less than one year from the date of the issuance of such Letter of Credit, such fee shall be multiplied by a fraction, the numerator of which is the number of days from the date of issuance to the expiry date of such Letter of Credit and the denominator of which is 360 and (b) on the date of issuance, and at the time of each extension or renewal of each Letter of Credit, a fee payable to the Agent for its own account, equal to one-eighth percent (1/8%) of the face amount of such Letter of Credit plus the Agent's customary issuance fee, renewal fee or extension fee, as the case may be.

     1.9. Payments to Agent. Section 5.3.1 of the Credit Agreement is hereby amended by inserting, in the first line thereof, the words "the Reimbursement Obligations, the Letter of Credit Fees," between the words "principal, interest" and the words "the Commitment Fee".

     1.10.   Computations.    Section  5.4  of  the  Credit
Agreement is hereby amended by inserting, in the first line thereof, the words ", Letter of Credit Fees" between the words "the Loans" and the words "and of the Commitment Fees".

     1.11. Additional Costs, etc.

          1.11.1. Section 5.5(a) of the Credit Agreement is hereby amended by inserting in the third line thereof the words "the Letters of Credit," between the words "Loan
Documents," and the words "such Bank's Commitment".

          1.11.2. Section 5.5(c) of the Credit Agreement is hereby amended by inserting in the fifth line thereof the words "or letters of credit issued by," between the words "or loans by," and the words "or commitments of an office".

          1.11.3. Section 5.5(d) of the Credit Agreement is hereby amended by inserting in the second line thereof the words "any Letters of Credit," between the words "the other Loan Documents," and the words "the Loans." Section 5.5(d) is hereby further amended by inserting, in the third line thereof the words ", Letters of Credit" between the words "any class of loans" and "or commitments".

          1.11.4.  Section    5.5(d)(i)   of   the   Credit
Agreement is hereby amended by inserting in the second line thereof the words ", any Letters of Credit" between the words "any of the Loans" and "or such Bank's Commitment".

          1.11.5.  Section   5.5(d)(ii)   of   the   Credit
Agreement is hereby amended by inserting in the third line thereof the words ", any Letter of Credit" between the words "such Bank's Commitment" and the words "or any of the Loans".

          1.11.6. Section 5.5(d)(iii) is hereby amended by inserting in the second line thereof the words "or Reimbursement Obligation" between the words "any interest" and the words "or other sum payable". Section 5.5(iii) is hereby further amended by inserting in the third line thereof the words "or Reimbursement Obligation" between the words "foregone interest" and the words "or other sum".

          1.11.7. Section 5.5 is hereby further amended by inserting in the last line of the last paragraph thereof the words "or Reimbursement Obligations" between the words "or foregone interest" and the words "or other sum."

     1.12. Overdue  Amounts.   Section  5.8  of  the Credit
Agreement is hereby amended by inserting, in the second line thereof, the words ", Unpaid Reimbursement Obligations" between the words "the Loans" and the words "and all other overdue amounts payable hereunder ".

     1.13. Regulations U and X. Section 7.17 of the Credit Agreement is hereby amended by inserting, in the third line thereof, the words "The Borrowers will obtain Letters of Credit for general corporate purposes." between the words "general corporate purposes." and the words "No portion of any Loan". Section 7.17 is further amended by inserting, in the third line thereof, the words ", and no portion of any Letter of Credit is to be obtained," between the words "is to be used" and the words "for the purpose of purchasing".

     1.14. Affirmative Covenants.  The introductory text of
Section 8 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          8.  AFFIRMATIVE  COVENANTS.   The Parent and
     each   of  the  Borrowers  jointly  and  severally
     covenant and agree that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit hereunder:

     1.15. Punctual Payment.   Section  8.1  of  the Credit
Agreement is hereby amended by inserting, in the second line thereof the words, "all Reimbursement Obligations, the Letter of Credit Fees" between the words "interest on the Loans" and the words "and the Commitment Fee".

      1.16.  Use  of  Proceeds.   Section 8.12 of the Credit
Agreement is hereby amended by inserting after the final period thereof the words "The Borrowers will obtain Letters of Credit for general corporate purposes."

      1.17. Certain  Negative  Covenants.   The introductory
text of Section 9 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

           9. CERTAIN NEGATIVE COVENANTS. The Parent and each of the Borrowers jointly and severally covenant and agree that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit hereunder:

      1.18. Collateral Value Ratio. Section 10.4 of the Credit Agreement is hereby amended by deleting the language "Outstanding Loans" occurring in the fourth line thereof and replacing it with the following language: "sum of (i) the Outstanding Loans, plus (ii) the Maximum Drawing Amount, plus (iii) all Unpaid Reimbursement Obligations".

      1.19. Conditions to All Borrowings.

          1.19.1. The introductory text of Section 12 of the Credit Agreement is hereby amended by inserting, in the first line thereof, the words "and of the Agent to issue, extend or renew any Letters of Credit," between the words "make any Loan," and "whether on or after the Closing Date".

          1.19.2. Section 12.1 of the Credit Agreement is hereby amended by inserting, in the fifth line thereof, the words "or the issuance, extension or renewal of such Letter of Credit" between the words "making of such Loan" and the words ", with the same effect as if made".

           1.19.3. Section 12.2 of the Credit Agreement is hereby amended by adding after the final period thereof the words "It shall not be unlawful for the Agent, with respect to any request relating to the issuance, extension or renewal of a Letter of Credit, to issue, extend, or renew, or for any Bank to participate in the issuance, extension or renewal of, such Letter of Credit."

      1.20. Events of Default and Acceleration.

          1.20.1. Section 13.1(a) of the Credit Agreement is hereby amended by inserting, in the first line thereof, the words ", or any Reimbursement Obligation" between the words "the Loans" and the words "when the same shall become due".

          1.20.2. Section 13.1(b) of the Credit Agreement is hereby amended by inserting, in the second line thereof, the words "any Letter of Credit Fee," between the words "the
Commitment Fee," and the words "the Agent's fee".

          1.20.3. The final paragraph of Section 13.1 of the Credit Agreement (after Section 13.1(p)) is hereby amended by inserting, in the third line thereof, the words "and all Reimbursement Obligations" between the words "the other Loan Documents" and the words "to be, and they shall thereupon forthwith become".

     1.21.   Termination of Commitments.   Section 13.2  of
the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          13.2. Termination of Commitments. If any one or more of the Events of Default specified in 13.1(g), 13.1(h) or 13.1(j) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Banks shall be relieved of all further obligations to make Loans to the Borrowers and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, or if on any Drawdown Date or other date for issuing, extending or renewing any Letter of Credit the conditions precedent to the making of the Loans to be made on such Drawdown Date or (as the case may be) to issuing, extending or renewing such Letter of Credit on such other date are not satisfied, the Agent may and upon the request of the Majority Banks, shall, by notice to the Borrowers, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Banks shall be relieved of all further obligations to make Loans and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any such notice is given to the Borrowers the Agent will forthwith furnish a copy thereof to each of the Banks. No termination of the credit hereunder shall relieve either of the Borrowers of any of the Obligations or any of their existing obligations to any of the Banks arising under other agreements or instruments.

     1.22. Remedies. Section 13.3 of the Credit Agreement is hereby amended by inserting, in the third line thereof, the words "or the Reimbursement Obligations" between the words "with respect to the Loans" and the words ", may proceed to protect". Section 13.3 is further amended hereby by inserting, in the eleventh line thereof, the words "or purchaser of any Letter of Credit Participation" between the words "holder of any note" and the words "is intended to be exclusive".

     1.23.  Setoff.   Section 14 of the Credit Agreement is
hereby deleted in its entirety and replaced with the following:

          14. SETOFF.  Regardless  of  the adequacy of
     any  collateral,  during  the continuance  of  any
     Event  of  Default,  any deposits  or  other  sums
     credited by or due from any of the Banks to either
     of  the  Borrowers  and any  securities  or  other
     property  of  either  of   the  Borrowers  in  the
     possession of such Bank may  be  applied to or set
     off   by   such   Bank  against  the  payment   of
     Obligations and any  and  all  other  liabilities,
     direct,  or indirect, absolute or contingent,  due
     or  to  become  due,  now  existing  or  hereafter
     arising,  of  the Borrowers to such Bank.  Each of
     the Banks agrees  with each other Bank that (a) if
     an  amount to be set  off  is  to  be  applied  to
     Indebtedness  of  either  of the Borrowers to such
     Bank,  other than Indebtedness  evidenced  by  the
     Notes  held   by   such   Bank   or   constituting
     Reimbursement Obligations owed to such  Bank, such
     amount  shall  be  applied  ratably  to such other
     Indebtedness and to the Indebtedness evidenced  by
     all  such  Notes held by such Bank or constituting
     Reimbursement  Obligations  owed to such Bank, and
     (b) if such Bank shall receive  from either of the
     Borrowers, whether by voluntary payment,  exercise
     of   the  right  of  setoff,  counterclaim,  cross
     action,  enforcement of the claim evidenced by the
     Notes  held   by,  or  constituting  Reimbursement
     Obligations owed  to,  such  Bank  by  proceedings
     against  such Borrower at law or in equity  or  by
     proof  thereof   in   bankruptcy,  reorganization,
     liquidation, receivership  or similar proceedings,
     or otherwise, and shall retain  and  apply  to the
     payment   of   the  Note  or  Notes  held  by,  or
     Reimbursement Obligations  owed  to, such Bank any
     amount  in  excess of its ratable portion  of  the
     payments received by all of the Banks with respect
     to   the  Notes   held   by,   and   Reimbursement
     Obligations  owed  to, all of the Banks, such Bank
     will make such disposition  and  arrangements with
     the  other  Banks  with  respect  to such  excess,
     either   by   way   of  distribution,  pro   tanto
     assignment of claims,  subrogation or otherwise as
     shall result in each Bank  receiving in respect of
     the Notes held by it or Reimbursement  Obligations
     owed it, its proportionate payment as contemplated
     by  this  Agreement; provided that if all  or  any
     part  of  such   excess   payment   is  thereafter
     recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

     1.24. No Representations.   Section 15.4 of the Credit
Agreement is hereby amended by inserting, in the second line thereof, the words "the Letters of Credit," between the words "the Notes," and the words "any of the other Loan Documents".

     1.25. Delinquent Banks.  Section 15.5.3  of the Credit
Agreement is hereby deleted in its entirety and is replaced with the following:

          15.5.3.   Delinquent Banks.  Notwithstanding
     anything  to  the  contrary   contained   in  this
     Agreement or any of the other Loan Documents,  any
     Bank that fails (a) to make available to the Agent
     its  pro rata share of any Loan or to purchase any
     Letter  of  Credit  Participation or (b) to comply
     with the provisions of  14 with respect to making
     dispositions  and  arrangements   with  the  other
     Banks,  where  such  Bank's  share of any  payment
     received, whether by setoff or  otherwise,  is  in
     excess  of its pro rata share of such payments due
     and payable  to all of the Banks, in each case as,
     when  and  to the  full  extent  required  by  the
     provisions of  this  Agreement,  shall  be  deemed
     delinquent  (a  "Delinquent  Bank")  and  shall be
     deemed  a Delinquent Bank until such time as  such
     delinquency is satisfied.  A Delinquent Bank shall
     be deemed  to  have  assigned any and all payments
     due to it from the Borrowers,  whether  on account
     of   outstanding   Loans,   Unpaid   Reimbursement
     Obligations, interest, fees or otherwise,  to  the
     remaining  nondelinquent Banks for application to,
     and reduction of, their respective pro rata shares
     of all outstanding  Loans and Unpaid Reimbursement
     Obligations.    The   Delinquent    Bank    hereby
     authorizes  the  Agent to distribute such payments
     to the nondelinquent  Banks in proportion to their
     respective  pro  rata shares  of  all  outstanding
     Loans  and  Unpaid Reimbursement  Obligations.   A
     Delinquent Bank  shall be deemed to have satisfied
     in full a delinquency  when and if, as a result of
     application  of  the  assigned   payments  to  all
     outstanding   Loans   and   Unpaid   Reimbursement
     Obligations of the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding
     Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     1.26. Holders of Notes. Section 15.6 of the Credit Agreement is hereby amended by inserting, in the first line thereof, the words "or the purchaser of any Letter of Credit Participation" between the words "payee of any Note" and the words "as the absolute owner thereof".

     1.27.  Agent  as  Bank.   Section  15.8  of the Credit
Agreement is hereby amended by inserting, in the third line thereof, the words "and as the purchaser of any Letter of Credit Participations" between the words "any of the Notes" and the words ", as it would have".

     1.28.  Indemnification.   Section  17  of  the  Credit
Agreement is hereby amended by inserting, in the seventh line thereof, the words "or Letters of Credit" between the words "proceeds of any of the Loans" and the words ", (b) any actual or alleged infringement".

     1.29. Survival of Covenants, etc. Section 18 of the Credit Agreement is hereby amended by inserting, in the sixth line thereof, the words "and the issuance, extension or renewal of any Letters of Credit" between the words "making by the Banks of the Loans" and the words ", as herein contemplated". Section 18 is hereby further amended by inserting, in the seventh line thereof, the words "any Letter of Credit or" between the words "so long as" and the words "any amount due under this Agreement". Section 18 is hereby further amended by inserting, in the eighth line thereof, the words "or the Agent has any obligation to issue, extend or renew any Letter of Credit" between the words "obligation to make any Loans" and the words ", and for such further time".

     1.30. Assignment; Participations.

          1.30.1. Section 19.1 of the Credit Agreement is hereby amended by inserting, in the fourth line thereof, the words "and its participating interest in the risk relating to any Letters of Credit" between the words "and the Note held by it" and the text "); provided".

          1.30.2. Section 19.2 of the Credit Agreement is hereby amended by deleting the word "and" between clause (g) and clause (h) thereof. Section 19.2 of the Credit Agreement is hereby further amended by inserting, immediately before the period after clause (h) thereof, the words "; and (i) such assignee acknowledges that it has made arrangements with the assigning Bank satisfactory to such assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit".

          1.30.3. Section 19.3 of the Credit Agreement is hereby amended by inserting, in the fourth line thereof, the words "and Letter of Credit Participations purchased by," between the words "amount of the Loans owing to" and the words "the Banks from time to time".

          1.30.4. Section 19.5 of the Credit Agreement is hereby amended by inserting, in the tenth line thereof, the words "or Letter of Credit Fees" between the words "any Commitment Fee" and the words "to which such participant is entitled".

          1.30.5.    Section  19.7  is  hereby  amended  by
inserting,  in  the  eighth  line  thereof,  the  words  "or
Reimbursement Obligations" between the words "any of the Loans" and the words "to a participant, and".

     1.31.   Notices,   etc.   Section  20  of  the  Credit
Agreement is hereby amended by inserting, in the third line thereof, the words "or any Letter of Credit Applications" between the words "the Notes" and the words "shall be in writing".

     1.32. Consents, Amendments, Waivers, etc. Section 26 of the Credit Agreement is hereby amended by inserting, in the thirteenth line thereof, the words "or Letter of Credit Fees" between the words "the amount of Commitment Fee" and the words "hereunder may not be changed". Section 26 is hereby further amended by inserting, in the eighteenth line thereof the words "or any Letter of Credit Fees payable for the Agent's account" between the words "of the Agent's fee" and the words "and 15 may not be amended".

     1.33. Amendments to Form of Assignment and Acceptance. Exhibit D to the Credit Agreement is hereby amended by inserting, in the third line of Section 2 thereof, the words "and its participating interest in the risk relating to any outstanding Letters of Credit" between the words "its Commitment Percentage" and the words "(without giving effect to". Exhibit D is hereby further amended by inserting, in the fifth line of Section 2 thereof, the words "and its participating interest in Unpaid Reimbursement Obligations" between the words "its Loans" and the word "(unreduced". Exhibit D is hereby further amended by deleting, from
Section 3 thereof, the word "and" from between the end of clause (e) and the beginning of clause (f). Exhibit D is hereby further amended by inserting, immediately before the period after clause (f) thereof, the words "; and (g) acknowledges that it has made arrangements with the Assignor satisfactory to it with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit".

     2.  Representations  and  Warranties.   The Parent and
each of the Borrowers jointly and severally represent and warrant to the Banks and the Agent as follows:

          (a) Representations and Warranties in Credit Agreement. The representations and warranties of the Parent and the Borrowers contained in the Credit Agreement, each as amended by this Amendment, (a) were true and correct in all material respects when made, and (b) except to the extent such representations and warranties by their terms are made solely as of a prior date, continue to be true and correct in all material respects on the date hereof.

          (b) Authority, Etc. The execution and delivery by the Borrowers and the Parent of this Amendment and the performance by the Borrowers and the Parent of all of their agreements and obligations under this Amendment (i) are within the corporate authority of each of the Borrowers and the Parent, (ii) have been duly authorized by all necessary corporate proceedings by each of the Borrowers and the Parent, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which either of the Borrowers or the Parent is subject or any judgment, order, writ, injunction, license or permit applicable to either of the Borrowers or the Parent, and (iv) do not conflict with any provision of the corporate charter or by-laws of, or any agreement or other instrument binding upon, either of the Borrowers or the Parent.

          (c) Enforceability of Obligations. This Amendment, and the Credit Agreement as amended hereby, constitute the legal, valid and binding obligations of each of the Borrowers and the Parent enforceable against such Person in accordance with their respective terms. Immediately prior to and after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

     3. Affirmation of Borrowers, the Parent and HOS. (a) Each of the Borrowers hereby affirms its joint and several, absolute and unconditional promise to pay to each Bank and the Agent the Loans, the Reimbursement Obligations and all other amounts due under the Notes, the Letters of Credit and the Credit Agreement as amended hereby, at the times and in the amounts provided for therein. Each of the Borrowers confirms and agrees that (i) the obligations of the Borrowers to the Banks and the Agent under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Security Documents and (ii) all references to the term "Credit Agreement" in the Security Documents shall hereafter refer to the Credit Agreement as amended hereby.

          (b) The Parent, as Guarantor under (and as defined in) the Parent Guaranty hereby acknowledges that it has read and is aware of the provisions of this Amendment. The Parent hereby reaffirms its absolute and unconditional guaranty of the Borrowers' payment and performance of their obligations to the Banks and the Agent under the Credit Agreement as amended hereby. The Parent hereby confirms and agrees that all references in the Parent Guaranty to the term "Credit Agreement" shall hereafter refer to the Credit Agreement as amended hereby.

          (c) HOS, as Guarantor under (and as defined in) the HOS Guaranty hereby acknowledges that it has read and is aware of the provisions of this Amendment. HOS hereby reaffirms is absolute and unconditional guaranty of the Borrowers' payment and performance of their obligations to the Banks and the Agent under the Credit Agreement as amended hereby. HOS confirms and agrees that the obligations of HOS to the Banks and the Agent under the HOS Guaranty, as affirmed hereby, are secured by and entitled to the benefits of the HOS Security Agreement and the HOS Vessel Mortgage. HOS hereby confirms and agrees that all references in the HOS Guaranty and the HOS Security Agreement to the term "Credit Agreement" shall hereafter refer to the Credit Agreement as amended hereby.

     4. Conditions to Effectiveness. This Amendment shall be effective as of September 25, 1996, upon receipt by the Agent and the Banks of the following, in form and substance satisfactory to the Agent and the Banks:

          (a) this Amendment duly executed and delivered by each of the Borrowers, the Parent, HOS, the Banks and the Agent;

          (b) a legal opinion, addressed to the Banks and the Agent, dated the date hereof, in form and substance satisfactory to the Banks and the Agent, from Jones, Walker, Waechter, Poitevent, Carrerre & Denegre, L.L.P., counsel to the Parent, the Borrowers, and HOS;

          (c) evidence satisfactory to the Banks and the Agent that all requisite corporate approval of the transactions contemplated hereby have been obtained, including without limitation delivery of copies, certified by the secretary of each of the Borrowers, HOS and the Parent, of votes of such Person's respective board of directors authorizing the transactions contemplated hereby, and

          (d) any other document or instrument the Agent and the Banks may reasonably request.

     5. Covenants of Borrowers, the Parent and HOS. Each of the Borrowers, the Parent and HOS hereby covenants and agrees that they shall deliver (or cause to be delivered) to the Agent and the Banks (i) on or before October 25, 1996, amendments to each of the Vessel Mortgages (duly executed and delivered by Marine Assets or HOS, as appropriate, and the Agent) to reflect the Amendment to the Credit Agreement contemplated herein, in each case in form and substance satisfactory to the Agent and the Banks, and (ii) on or before the earlier to occur of (x) ten Business Days after the execution and delivery of the amendments referred to in clause (i) and (y) November 8, 1996, evidence of the filing and recordation (in the form of a Certificate of Ownership and Encumbrance acceptable to the Agent and the Banks) of such amendments with the U.S. Coast Guard (in the case of the U.S. Vessel Mortgage and the HOS Vessel Mortgage) or the Office of the Deputy Commissioner of Maritime Affairs for The Republic of Vanuatu (in the case of the Vanuatu Vessel Mortgage). Each of the Borrowers, the Parent and HOS hereby acknowledges and agrees that the covenants contained in this 5 shall be deemed to be a part of the Credit Agreement and that the failure to fulfill any of such covenants shall constitute a Default under 13.1(c) of the Credit Agreement and shall entitle the Agent and the Banks to the remedies provided therefor in the Credit Agreement.

     6.  Miscellaneous   Provisions.     (a)    Except   as
otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

     (b)  THIS  AMENDMENT  IS INTENDED TO TAKE EFFECT AS  AN
AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND
GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     (d) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

     (e) The Borrowers hereby jointly and severally agree to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including reasonable legal fees).


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an agreement under seal as of the date first written above.

                              TRICO MARINE OPERATORS, INC.


                              By: /s/ Victor M. Perez
                                  ____________________________
                                 Name: Victor M. Perez
                                 Title: Vice-President


                              TRICO MARINE ASSETS, INC.


                              By: /s/ Victor M. Perez
                                  ___________________________
                                  Name: Victor M. Perez
                                  Title: Vice President

                              TRICO MARINE SERVICES, INC.


                              By: /s/ Victor M. Perez
                                  ___________________________
                                  Name: Victor M. Perez
                                  Title: Vice President

                              HOS MARINE PARTNERS, INC.


                              By: /s/ Victor M. Perez
                                  ___________________________
                                  Name:  Victor M. Perez
                                  Title:  Vice President


                              THE FIRST NATIONAL BANK
                                OF BOSTON, individually and
                                as Agent


                              By: /s/ Victor Garcia
                                 ____________________________
                                  Name: Victor Garcia
                                  Title: Vice President



                              HIBERNIA NATIONAL BANK


                              By: Bruce Ross
                                  ___________________________
                                  Name: Bruce Ross
                                  Title: Vice President

                              FIRST NATIONAL BANK
                                OF COMMERCE


                              By: J. Charles Freel, Jr.
                                  ___________________________
                                  Name: J. Charles Freel, Jr.
                                  Title Vice President